                                                                   EXHIBIT 10.35

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT ("Lease") made as of the 14th day of October , 1998, by and between Executive Park, T.I.C. ("Landlord") and VIALOG Corporation, a Corporation ("Tenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     THAT, FOR AND IN CONSIDERATION of the mutual covenants and agreements herein contained, Landlord and Tenant do hereby covenant and agree as follows:

                                   ARTICLE I
                          DEFINITIONS AND ATTACHMENTS
                          ---------------------------

SECTION 1.1.  CERTAIN DEFINED TERMS.
              ---------------------

     As used herein, the term:

          A. "LAND" means that certain parcel of land owned or controlled by Landlord situated in the City of Montgomery, County of Montgomery, State of Alabama, known generally as 2388, 2368 and 2863 Fairlane Drive, on which the Building and Common Areas are located.

          B. "BUILDING" means the structure or structures constructed on the Land, as the same may be altered, reduced, expanded or replaced from time to time.

          C. "PREMISES" means Tenant's portion of the Building, having a Rentable Area of approximately 7865 square feet - 2388 Fairlane Drive, 7831 square feet - 2368 Fairlane Drive and 7870 square feet - 2863 Fairlane Drive and is depicted and identified on the floor plan attached as Exhibit "A".

          D. "COMMON AREAS" or "COMMON AREA" means and includes all areas and facilities which may be furnished by Landlord in or near the Building or on the Land for the non-exclusive general common use of tenants of the Building, their officers, agents, employees or customers including, without limitation, all parking areas, private access roads, employee parking areas, delivery areas, driveways, delivery passages, sidewalks, ramps, landscaped and planted areas, retaining walls, stairways, elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms, and telephone closets, and other similar areas, facilities or improvements, as said Common Areas may exist from time to time.

          E. "RENTABLE AREA" means (a) as to each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as "Single Tenant Floor"), the entire floor area computed by measuring to the inside finished surface of the Dominant Portion (as hereinafter defined) of the permanent outer Building walls on such floor, including all areas, herein constituting a portion of the Common Areas, such as those used for elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms, and telephone closets without deductions for columns or other structural portions of the Building or vertical penetrations that are included for the special use of Tenant but excluding the area contained within the exterior walls of the Building such as stairways, fire stair towers, vertical ducts, elevator shafts, flues, vents, stacks, and pipe shafts; and (b) as to each floor of the Building on which space is or will be leased to more than one tenant (hereinafter referred to as "Multi-Tenant Floor"), the Rentable Area shall be the total of (i) entire floor area included within the leased premises, being the floor area bounded by the inside surface of the Dominant Portion (as hereinafter defined) of the permanent outer Building walls or if the leased premises are not bounded on all sides by exterior walls, then such floor of the Building bounding such premises, as depicted on Exhibit "A"; the finished surface of the exterior of all interior walls separating such premises from any public corridors, other public or common areas, or building core on such floor; and the center-line of all walls separating such Premises from other area leased, or to be leased, to other tenants on such floor; and (ii) a pro rata portion of the Common Area of such Multi-Tenant floor. (For purposes of this Lease, the "Dominant Portion" shall mean that portion of the inside finished surface of the permanent out wall of the Building which is fifty percent (50%) or more of the vertical floor to ceiling dimension.) The floor area computation described herein complies with A.N.S.I.Z65.1-1980 (revision of A.N.S.I.Z65.1-1972) approved July 31, 1980 by the American National Standards Institute, Inc.

          F. "TERM" means a period of five (5) Rental Years, as further defined in Section 3.1.

               (i) "COMMENCEMENT DATE" means as to 2388 Fairlane Drive - January 1, 1999, as to 2368 Fairlane Drive - January 1, 1999 and as to 2863 Fairlane Drive - March 15, 1999.

               (ii) "TERMINATION DATE" means 11:59 p.m. on the 31st day of December, 2004.

          G. "PERMITTED USE" means use for general business office and not for any other use or purpose. Any variation or deviation from the Permitted Use expressly set forth herein shall be deemed an Event of Default of this Lease.

          H. "BASE RENTAL" means an annual base rental for each Rental Year (subject to adjustment as provided in Section 5.1.) as follows:

          (i) Rental Years 1 thru 5, Two Hundred Eighty Eight Thousand Six Hundred Eighty Four and NO/100 Dollars ($288,684.00).

          I. "BASE RENTAL ADJUSTMENT" means the adjustment to Base Rental as provided in Section 5.4.

          J. "BASE YEAR" means the calendar year immediately preceding the calendar year in which this Lease is executed.

          K.  "ADVANCE RENTAL" means the sum of N/A, See Section 5.6.

          L. "OPERATING EXPENSES" means all expenses and costs (but not specified costs that are separately billed to and paid by specific tenants) of every kind and nature that Landlord shall pay or become obligated to pay because of or in connection with the operation of the Building and the Land, including the Common Areas, and all facilities used in the operation of the Building and the Land, including the Common Areas, and such additional facilities now and in the future as may be determined by Landlord to be necessary to the Building and the Land, including the Common Areas, including, but not limited to, the following:

     (a) Wages and salaries of all employees engaged in the daily operation and maintenance of the Building, employer's social security taxes, unemployment taxes or insurance, and any other taxes that may be levied on such wages and salaries, the cost of disability and hospitalization insurance, pension or retirement benefits, and any other fringe benefits for such employees;

     (b) All supplies and materials used in the operation and maintenance of the Building;

     (c) Cost of all utilities, including telephone, cable television (if provided by Landlord), water, sewer, steam, electricity, gas and fuel oil used by the Building and not charged directly to another tenant, and other utilities that may be available from time to time;

     (d) Cost of customary Building management to be capped at five (5%), janitorial services, clerical, accounting and legal services (other than services attributable solely to a particular tenant), trash and garbage removal, servicing and maintenance of all systems and equipment including, but not limited to, elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire extinguishers and hose cabinets, mail chutes, guard service, painting, window cleaning, mowing, landscaping and gardening;

     (e) Cost of all insurance, including but not limited to fire, casualty, liability and rental abatement insurance applicable to the Building, the Land and Landlord's personal property used in connection therewith;

     (f) Cost of repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties and not reimbursed by Landlord, and alterations attributable solely to tenants of the Building other than Tenant);

     (g) Any and all maintenance costs related to the Building and the Land, including but not limited to Common Areas and public areas of the Building;

     (h) Amortization of capital improvements made to the Building subsequent to the Commencement Date of this Lease that are intended to improve the operating efficiency or security of the Building or that may required by a regulatory body having jurisdiction; and

     (i) All "Taxes", which shall mean all impositions, taxes, assessments (special or otherwise), water and sewer charges and rents, and other governmental liens or charges of any and every kind, nature and sort whatsoever (except only those taxes of the following categories: any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord, or any income taxes specifically payable by Landlord without regard to Landlord's income source as arising out of or from the Building and/or the Land) attributable in any manner to the Building, the land on which the Building is located, or the rents (however the term may be defined) receivable therefrom or any part thereof, or any facility located therein or thereon or used in conjunction therewith or any charge or other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "rental tax", "excise tax", "business tax" or designated in any other manner.

     Notwithstanding the foregoing, Operating Expenses shall not include any costs of:

          (i) painting, repainting, decoration and redecoration for any occupants in the Building;

          (ii) except as specified in (h) above, any repair or replacement items or items of equipment (whether moveable or stationary) which are, or by GAAP or other sound accounting practices should be, capitalized on the books of Landlord;

          (iii) any charges for interest and principal payments on any indebtedness, or other financing charges or rents paid or incurred by Landlord, or any penalty, late charge or other amount assessed as a result of Landlord's failure to pay timely any property taxes, insurance premiums or other obligations.

          (iv) any real estate commissions and/or finders fees; and

          (v) any amounts of Operating Expenses reimbursed by other Tenants in the Building.

          Operating Expenses for any calendar year shall be computed on an accrual basis and shall be determined in accordance with generally accepted accounting principles, which shall be consistently applied.
     Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any partial year or any full calendar year, the Operating Expenses for such period shall be the amount reasonably estimated by Landlord that the Operating Expenses would have been had the Building been fully occupied.

          M. "OPERATING EXPENSES BASE" means Tenant's prorata share of Operating Expenses over the Base Year; which amount shall be adjusted proportionately in the event that the Operating Payment calculation does not include Operating Expenses for a full calendar year.

          N. "OPERATING PAYMENT" means the payment to be made by Tenant pursuant to Section 10.3.

          O. "DEFAULT RATE" means any annual rate of interest equal to the lesser of (i) the maximum rate of interest for which Tenant may lawfully contract in the State in which the Building is situated, or (ii) eighteen (18%) percent per annum.

          P. "TENANT'S PROPORTIONATE SHARE" means the fraction which has the number of square feet of the Rentable Area of the Premises as the numerator and the number of square feet of Rentable Area of the Building as the denominator.

          Q. "FISCAL YEAR" means a twelve (12) month period beginning and ending on dates as designated by Landlord from time to time. The Landlord reserves the right to change the Fiscal Year at any time during the Term of this Lease, in which event any and all payments of Additional Rent which are based upon said Fiscal Year shall be adjusted and prorated accordingly and paid by Tenant.

          R.  GUARANTOR: N/A

          S.  GUARANTOR'S ADDRESS: N/A

Section 1.2.  ADDITIONAL DEFINED TERMS.
              ------------------------

     The following additional terms are defined in the places in this Lease noted below:

               Term                Section
               ----                -------


          "Additional Rental"        5.1
          "Casualty"                12.1
          "Event of Default"        15.1
          "Mortgage"                16.1
          "Mortgagee"               16.1
          "Base Rental"              5.2
          "Rental Year"              5.3
          "Landlord's Work"          7.1

SECTION 1.3.  ATTACHMENTS.
              -----------

     The following documents are attached hereto, and such documents, as well as all drawings and documents prepared pursuant thereto, shall be deemed to be a part hereof:

     Exhibit "A"   -    Floor Plan
     Exhibit "B"   -    Description of Landlord's Work and Tenant's Work
     Exhibit "C"   -    Sign Criteria
     Exhibit "D"   -    Guaranty of Lease
     Exhibit "E"   -    Rules and Regulations

                                  ARTICLE II
                                   PREMISES
                                   --------

SECTION 2.1.  DEMISE.
              ------

     Landlord hereby leases and demises to Tenant, and Tenant hereby rents and leases from Landlord, the Premises having approximately the Rentable Area as set forth in Section 1.1.C. hereof.

SECTION 2.2.  QUIET ENJOYMENT
              ---------------

     Landlord covenants that Landlord is the fee owner of the Premises, has full right, power and authority to make this Lease, and that Tenant shall peaceably and quietly have, hold and enjoy the Premises during the Lease Term, provided Tenant complies with its obligations herein contained. To the best of Landlord's knowledge, the Premises complies with zoning ordinances in Montgomery, Alabama.

                                  ARTICLE III
                                     TERM
                                     ----

SECTION 3.1.  TERM.
              ----

     The Term of this Lease shall commence on the earlier to occur of (a) the Commencement Date, or (b) the date Tenant commences business operations from the Premises, and shall be for the number of Rental Years set forth in Section 1.1.F. Landlord and Tenant agree, upon demand of the other, to execute a declaration, in recordable form, expressing the Commencement and Termination Dates of the Term if the Commencement Date has not been determined.

SECTION 3.2.  TERMINATION.
              -----------

     This Lease shall terminate on the Termination Date or at the end of any extension or renewal thereof, in the event the Term of this Lease is extended pursuant to any option granted to Tenant hereunder, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate or quit the Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Premises from a Tenant holding over to the same extent as if statutory notice had been given. Tenant hereby agrees that if it fails to surrender the Premises at the end of Term, or any renewal thereof, in the event the Term of this Lease is renewed pursuant to any option granted to Tenant hereunder, Tenant will be liable to Landlord for any and all damages which Landlord shall suffer by reason thereof, and Tenant shall indemnify Landlord against all claims and demands made by any succeeding tenants against Landlord, founded upon delay by Landlord in delivering possession of the Premises to such succeeding tenant, as the result of Tenant's failure to surrender the Premises as aforesaid.

     For the period of six (6) months prior to the expiration of the Term, or any renewal or extension thereof, Landlord shall have the right to show the Premises and all parts thereof to prospective tenants both during and after normal business hours. Landlord, where practicable, shall provide reasonable prior oral notice to Tenant at the Premises for the purpose of showing the Premises in connection with this Section.

SECTION 3.3.  HOLDING OVER.
              ------------

     If Tenant shall be in possession of the Premises after the Termination Date, in the absence of any written agreement extending the Term hereof, then and in such event, the Landlord and Tenant agree in addition to and not in limitation of Tenant's liability for Landlord's damages sustained as a result of the holdover (as provided in Section 3.2.), the tenancy under this Lease shall become one from month-to-month, terminable by either party on thirty (30) days prior written notice, at a monthly rental equal to twice the sum of the monthly installment of Base Rental payable during the last month of the Term. Tenant shall also pay all other charges payable under the terms of the Lease, prorated for each month during which Tenant remains in possession. Such month-to-month tenancy shall also be subject to all other conditions, provisions and obligations of this Lease, except that during the period of any such holding over, Tenant shall not have the right to exercise any options conferred upon Tenant under this Lease. Tenant shall not interpose any counterclaim or counterclaims in a summary proceeding or other action based on holdover. Landlord's acceptance of any rental after the Termination Date shall not constitute a waiver by Landlord of any of its rights under this Lease and shall not constitute an acknowledgement or agreement by Landlord that the Term of this Lease has been extended.

                                  ARTICLE IV
                                      USE
                                      ---

     The Tenant recognizes that as a material inducement for Landlord to enter into this Lease, it is Landlord's understanding that Tenant's use of the Premises will be for the Permitted Use and will compliment Landlord's leasing program and general appearance of the Building. Therefore, Tenant agrees (without which agreement Landlord would not be willing to enter into this Lease) that Tenant shall occupy the Premises upon commencement of the Term and, thereafter, will use the Premises during the Term for the Permitted Use and for no other purpose or use whatsoever.

                                   ARTICLE V
                                    RENTAL
                                    ------

SECTION 5.1.  RENTALS PAYABLE.
              ---------------

     Tenant covenants and agrees to pay to Landlord as rental ("Rental") for the Premises, the following:

              (a) the Base Rental specified in Section 1.1.H.; plus

              (b) all other sums, charges and amounts of whatever nature to be paid by Tenant to Landlord in accordance with the provisions of this Lease (herein collectively referred to as "Additional Rental");

provided, however, that the Base Rental shall be adjusted proportionately for any Rental Year of more or less than twelve (12) calendar months (prorated on a per diem basis for any period of less than a full calendar month).

SECTION 5.2.  BASE RENTAL.
              -----------

     Base Rental shall be due and payable without prior demand, deduction or offset in equal monthly installments in advance on the first day of each full calendar month during the Term. If the Term does not commence on the first day of a calendar month, then any prorated Base Rental for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term shall be paid within seven (7) days after the Term commences.

SECTION 5.3.  "RENTAL YEAR" DEFINED.
              ---------------------

     "Rental Year" shall consist of successive periods of twelve (12) calendar months. The first Rental Year shall commence on the Commencement Date and shall end at the close of the twelfth (12th) full calendar month following the Commencement Date. Any portion of the Term remaining at the end of the last full Rental Year shall constitute the final Rental Year and all Rental shall be apportioned therefor.

SECTION 5.4.  "BASE RENTAL ADJUSTMENT". [INTENTIONALLY OMITTED].
              ------------------------


SECTION 5.5.  PAYMENT OF RENTAL.
              -----------------

     Tenant shall pay all Rental when due and payable without any setoff, deduction or prior demand therefor whatsoever. If Tenant shall fail to pay any Rental within seven (7) days after the same is due, in addition to interest thereon until paid at the Default Rate, Tenant shall be obligated to pay a late payment charge equal to the greater of One Hundred and No/100 ($100.00) Dollars or ten (10%) percent of any Rental payment not paid when due to reimburse Landlord for its additional administrative costs. In addition, any Rental which is not paid within seven (7) days after the same is due shall bear interest at the Default Rate from the first day due until paid. Any Additional Rental which shall become due shall be payable, unless otherwise provided herein, with the next installment of Base Rental. Rental and statements required of Tenant shall be paid and delivered to Landlord at the address of Landlord as set forth herein between the hours of 9:00 a.m. and 5:00 p.m. Monday through Friday or at such other place and reasonable time as Landlord may, from time to time, designate in a notice to Tenant. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account and shall not be treated as an accord and satisfaction. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon any letter accompanying such check that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may then or thereafter have against Tenant.

SECTION 5.6.  ADVANCE RENTAL.
              --------------

     Landlord acknowledges receipt from Tenant of an amount equal to the Advance Rental as set forth in Section 1.1.K., the same to be held on deposit as security for the performance by Tenant of all obligations imposed under this Lease which Tenant is required to perform prior to the commencement of the Term. If Tenant shall fail to perform such obligations, Landlord shall be entitled to apply the Advance Rental, pro tanto, against any damages which it may sustain by reason of Tenant's failure to perform such obligations, but such application shall not preclude Landlord from recovering greater damages if the same can be established. Otherwise, if Tenant shall faithfully perform all such obligations, then the Advance Rental shall be applied, pro tanto, by Landlord against the Rental first becoming due hereunder.

     No right or remedy available to Landlord as provided in this Section 5.6. shall preclude or extinguish any other right or remedy to which Landlord may now or hereafter be entitled under this Lease or at law or in equity.

                                  ARTICLE VI
                                     TAXES
                                     -----

SECTION 6.1.  TENANT'S TAXES.
              --------------

     Tenant shall pay to the appropriate agency or governmental authority any and all sales, excise, rental and other taxes levied, imposed or assessed by the state in which the Building is situated, or any political subdivision thereof, or other taxing authority upon any Rental payable hereunder. Tenant shall also be solely responsible for, and shall pay within the time provided by law, all taxes imposed on its inventory, furniture, trade fixtures, apparatus, leasehold improvements (installed by or on behalf of Tenant), equipment and any other of Tenant's personal or other property.

                                  ARTICLE VII
                                 IMPROVEMENTS
                                 ------------

SECTION 7.1.  WORK TO PREMISES.
              ----------------

  7.1(a)  Tenant's Work:  Tenant shall be in charge of demolishing the existing
          --------------
tenant improvements within the Premises and finishing out the Premises to Tenant's specifications ("Tenant's Work") subject to the provisions hereof. Except for the Improvement Allowance (as defined in Paragraph 7.1(b) below), Tenant shall complete Tenant's Work at its own expense. Landlord shall provide Tenant with reasonable access to the Building to the extent required by Tenant in order to perform Tenant's Work.

  7.1(b)  Improvement Allowance: Landlord shall provide Tenant with an allowance
          ----------------------
toward the construction of Tenant's Work in the amount of Six and No/100 Dollars ($6.00) per rentable square foot of the Premises ("Improvement Allowance"), according to the schedule and procedure set forth on Exhibit "B" attached hereto and made a part hereof.

  7.1(c)  Design: Tenant shall, prior to commencement of Tenant's Work, submit
          -------
plans and specifications for Tenant's Work to Landlord for its approval, which shall not be unreasonably withheld, conditioned or delayed. Landlord shall have a period of fifteen (15) days within which either to approve such plans and specifications or to make reasonable comments and changes thereon. If Landlord responds with comments as described above, Tenant shall revise the plans and specifications taking into consideration Landlord's comments and resubmit them to Landlord for approval within thirty (30) days from the date of receipt of such comments. Landlord shall then have ten (10) days to approve such revised plans and specifications.

  7.1(d)  Ownership: All alterations and improvements made to the Premises that
          ----------
are part of Tenant's Work or any additional improvements performed by Tenant (excepting the furniture, trade fixtures and equipment installed by Tenant) shall become Landlord's property at the end of the Term or upon early termination of this Lease, and shall remain in and as a part of the Premises without compensation to or from Tenant. All furniture, trade fixtures and equipment installed by Tenant in the Premises shall be considered personal property and shall remain the property of the Tenant, and may, at Tenant's option, be removed by the Tenant at any time; provided, however, that if Tenant elects to remove such property, Tenant at its own cost and expense shall repair any damage to the Premises caused by such removal; and, provided further, that if Tenant elects not to remove such property at the end of the Term or upon early termination of this Lease, such property shall become Landlord's property and may remain in the Premises without compensation to or from Tenant.

  7.1(e)  Quality of Tenant's Work, Liens: Tenant's Work, and all other
          --------------------------------
alterations and improvements performed by Tenant shall be made in a good and workmanlike manner and in compliance with all applicable laws and regulations of any governmental agency having jurisdiction over the Premises and shall not interfere with the operations of other tenants of the Building. Tenant shall hold the Landlord and the Premises harmless against all claims and demands of every kind and character which may result from or arise out of making such alterations and improvements. Tenant will not cause or permit to stand any mechanic's, laborer's, materialman's or other liens against the Premises or improvements thereon in connection with the work of any character performed or material furnished to the Premises by or at the direction or sufferance of Tenant.

SECTION 7.2.  EFFECT OF OPENING FOR BUSINESS.
              ------------------------------

     By opening for business, Tenant shall be deemed to have: (a) accepted the Premises, (b) acknowledged that the same are in condition called for hereunder, and (c) agreed that the obligations of Landlord, if any, set forth in Exhibit "B", or elsewhere imposed hereunder, have been fully performed.

SECTION 7.3.  MECHANIC'S LIENS.
              ----------------

     No work performed by Tenant pursuant to this Lease, whether in the nature of erection, construction, remodeling, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's lien or other lien shall be allowed against the property or estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises nor shall Landlord's interest in the Premises be subject to any liens for improvements of any kind made by or at the direction of the Tenant and Tenant agrees to so notify all its contractors. Tenant shall pay promptly all persons furnishing labor, materials or equipment with respect to any work performed by Tenant or its contractor on or about the Premises. In the event any mechanic's lien or other lien shall at any time be filed against the Premises by reason of work, labor, services, equipment or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded within ten (10) days after being notified of the filing thereof then, in addition to any other right or remedy of Landlord, Landlord may, at any time thereafter, bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord including but not limited to reasonable attorney's fees incurred by Landlord either defending against such lien or in procuring the discharge of such lien, together with interest thereon at the Default Rate, shall be due and payable by Tenant to Landlord as Additional Rental.

SECTION 7.4.  TENANT'S FIXTURES.
              -----------------

     Landlord shall have, and Tenant hereby grants to Landlord, a Landlord's lien and a security interest in any and all furnishings, equipment, fixtures, accounts receivable and other personal property of any and every kind belonging to Tenant, or the equity of Tenant therein, on or in the Premises. The security interest is granted for the purpose of securing the payment of, all rental and other charges, assessments, penalties and damages herein covenanted, to be paid by Tenant hereunder. Upon Tenant's default or breach of any covenants of this Lease, Landlord shall have all the remedies available under the laws of the state wherein the Building is situated including, but not limited to, the right to take possession of the above-mentioned property, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice at Tenant's last known address of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase it. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property, shall be applied as a credit against the indebtedness secured by the security interest granted in this Section 7.4. Any surplus shall be paid to Tenant or as otherwise required by law; the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to the Landlord a financing Statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code. Any applicable
                                    -----------------------
statutory lien for rent is not herein waived, the security interest herein granted being in addition and supplementary thereto.

                                 ARTICLE VIII
                                  OPERATIONS
                                  ----------

SECTION 8.1.  OPERATIONS BY TENANT.
              --------------------

     In regard to the use and occupancy of the Premises, Tenant will at its expense: (a) comply with all laws, ordinances, rules and regulations of governmental authorities and all recommendations of Landlord's fire insurance rating organization now or hereafter in effect; (b) comply with and observe all the rules and regulations attached as Exhibit "E" and any other reasonable rules and regulations established by Landlord from time to time which apply generally to all tenants in the Building; and (c) conduct its business in all respects in a dignified manner and in accordance with high standards of office use.

     In regard to the use and occupancy of the Premises and the Common Areas, Tenant will not: (d) place, maintain, or permit any trash, refuse or other articles in any vestibule or entry of the Premises, on the footwalks or corridors adjacent thereto or elsewhere on the exterior of the Premises so as to obstruct any corridor, footwalk, stairway or any other Common Area; (e) use or permit the use of any sound amplifiers, reception of radio or television broadcasts within the Premises, which is in any manner audible or visible outside of the Premises; (f) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the Premises; (g) cause or permit objectionable odors to emanate or to be dispelled from the Premises; (h) solicit business in the parking area or any other Common Area; (i) distribute handbills or other advertising matter to, in or upon any motor vehicles parked in the parking areas or in any other Common Area; (j) permit the parking of vehicles so as to interfere with the use of any driveway, service court, corridor, footwalk, parking area or other Common Area; (k) use or permit the use of any portion of the

Premises for any unlawful purpose or for any activity of a type which is not generally considered appropriate for similar office buildings conducted in accordance with good and generally accepted standards of operation, or (l) place a load upon any floor which exceeds the floor load which the floor was designed to carry.

SECTION 8.2.  SIGNS AND ADVERTISING.
              ---------------------

     Tenant will not place or suffer to be placed or maintained on the exterior of the Premises any sign, advertising matter or any other thing of any kind, and will not place or maintain any decoration, letter or advertising matter on the glass of any window or door of the Premises, without first obtaining Landlord's prior written approval and any such sign must be in accordance with Exhibit "C". Under no circumstances shall Tenant be permitted to place hand-lettered advertising within the interior or on the exterior of the Premises or any door or window of the Premises.

SECTION 8.3.  HAZARDOUS MATERIALS.
              -------------------

     A. Definitions. As used in this Section, the following terms are hereby defined as follows:

          (i) The term "Hazardous Materials" shall mean and refer to any substance (a) the presence of which requires special handling, storage, investigation, identification, notification, monitoring or remediation under any Environmental Law (as hereinafter defined), (b) which is toxic, explosive, corrosive, erosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, (c) which is or becomes regulated by any Governmental Authority (as hereinafter defined), or (d) the presence of which causes or threatens to cause a nuisance to the Building or the Premises or to any adjacent properties or premises.

          (ii) The terms "Governmental Authority" and "Governmental Authorities" shall mean and include any and all federal, state and local governmental entities, agencies, departments, boards, courts, judicial or quasi-judicial bodies and legislative or quasi-legislative bodies, present and future, which now or hereafter have or exercise any jurisdiction or authority with respect to any Hazardous Materials or any Environmental Laws.

          (iii) The terms "Environmental Law" and "Environmental Laws" shall mean and include any and all existing and future federal, state and local laws, statutes, codes, ordinances, rules, rulings, regulations, orders and interpretations relating to (a) emissions, discharges, spills, releases or threatened releases of any Hazardous Materials onto land or ambient air, surface water, ground water, water courses, publicly or privately owned treatment works, drains, sewer systems, wet lands or septic systems, (b) the use, treatment, storage, disposal, handling, manufacturing, transportation or shipment of Hazardous Materials or (c) the protection of human health or the environment.

     B.  Tenant's Obligations.  Tenant covenants, warrants and represents that
         --------------------
it shall not use, generate, place, store, release or otherwise dispose of, nor permit any of the Tenant Parties (as hereinafter defined) to use, generate, place, store, release or otherwise dispose of, any Hazardous Materials in, on, under or about the Premises or the Building except that ordinary and necessary quantities of lawful cleaning supplies may be kept and used in the Premises in a safe and lawful manner provided that same are kept and used solely for the purpose intended and in strict compliance with all applicable Environmental Laws. Tenant agrees at its expense to immediately remediate and remove in strict compliance with all Environmental Laws any and all Hazardous Materials at any time introduced in, on, under, from or about the Premises, the Building or any adjacent properties by the Tenant, its successors or assigns, or its or their subtenants or licensees, or any of its or their contractors, agents, servants, employees or invitees (collectively referred to herein as the "Tenant Parties"). To the fullest extent permitted by law, the Tenant agrees to indemnify and hold harmless the Landlord, and its property management agent, and their respective successors and assigns, and its or their officers, directors, stockholders, partners, members, agents, servants and employees, from and against any and all liability, claims of liability, suits, actions, proceedings, judgments, penalties, fines, losses, damages, costs and expenses (including without limitation any and all sums paid for settlement of claims, attorneys' fees, consultants' fees and expert fees) arising from or in connection with or as the result of (i) the presence, suspected presence, use, generation, storage, release or disposal of any Hazardous Materials in, on, under, from or about the Premises, the Building, or any adjacent properties at any time caused by or as the result of any acts or omissions of the Tenant or any of the other Tenant Parties, or (ii) any repair, cleanup, removal, remediation, detoxification or restoration of any such Hazardous Materials in, on, under, from or about the Premises, the Building, or any adjacent properties at any time caused by or as the result of any acts or omissions of the Tenant or any of the other Tenant Parties.

     C.  Landlord's Obligations.  To the best of Landlord's actual knowledge,
         ----------------------
there exists no Hazardous Materials on the Premises which are in violation of applicable Environmental Laws. If any Hazardous Materials in violation of applicable Environmental Laws are discovered in the Premises (other than as may be the responsibility of Tenant under Subparagraph B of this Section 8.3), and the existence of such Hazardous Materials results in a closure of the Premises or any part thereof mandated by any Governmental Authority having jurisdiction thereof, then and in such event the Landlord shall have the right (but not the obligation) to remediate or remove such Hazardous Materials, and (i) if such Hazardous Materials are discovered prior to the commencement of the Term, then the date for commencement of the Lease Term shall be delayed by the same number of days as required for completion of such remediation or removal; and (ii) if such Hazardous Materials are discovered after the commencement of the Term, the Tenant's rent will be abated as is fair and equitable under the circumstances for as long as the Premises or any portion thereof is required to be closed as the result of such Hazardous Materials. In the event the Landlord declines to undertake or fails to complete such remediation or removal as may be required by applicable Environmental Laws within a period of twelve (12) months following the closure of the Premises by such governmental authority as the result of such Hazardous Materials, then and in such event the Tenant shall have the right and option, as its sole remedy (except as and to the extent provided in the next sentence of this subparagraph C), to terminate this Lease by written notice delivered to Landlord at any time following the expiration of said twelve (12) month period but prior to the completion of such remediation or removal. In addition, Landlord agrees to indemnify and hold harmless the Tenant from and against any and all liability, claims of liability, suits, actions, proceedings, judgments, penalties and fines paid or incurred by Tenant to any third parties or to any Governmental Authorities (hereinafter referred to as the "Third Party Environmental Liabilities"), together with any and all costs and expenses incurred by Tenant in defending against said Third Party Environmental Liabilities (including without limitation attorneys' fees, consultants' fees and expert fees), which may be asserted against the Tenant as the result of any Hazardous Materials introduced into the Premises in violation of applicable Environmental Laws by the Landlord or its agents, servants or employees acting within the line and scope of their authority; provided, however, notwithstanding anything to the contrary provided herein, the Landlord shall not have any liability for any Hazardous Materials which are present or caused in whole or in part as the result of any negligence, willful misconduct or other acts or omissions of (i) the Tenant or any of the other Tenant Parties, (ii) any other tenants or occupants of the Building, (iii) any of Landlord's predecessors in title to the Building or any part thereof or interest therein, or (iv) any other third parties (other than Landlord's agents, servants or employees acting within the line and scope of their authority).

     D.      Survival.  The provisions of this Section 8.3 shall survive the
             --------
expiration or earlier termination of this Lease.

SECTION 8.4  SERVICES TO PREMISES.
             --------------------

     The Landlord will provide access to Tenant to heating and cooling equipment on a twenty four (24) hour - seven (7) day a week basis. Landlord will also furnish a reasonable amount of electric light as the Landlord determines is reasonable and appropriate for lighting the Premises and electricity adequate for Tenant's normal business operation, but the Landlord shall, in no event, be liable for damages for stoppage of heat, cooling, or lights, or for the machinery or appliances breaking or getting out of order, or being out of repair, or for any damage whatsoever arising out of any failure to furnish such heating, cooling or light, or for any damage or injury to any person or property caused by any defect in the equipment furnishing same. Tenant shall pay all charges for consumption of electric services furnished to the Premises and Building systems used in connection with the Premises during the Lease Term as charged by the utility provider. Landlord also agrees to provide and pay the cost for janitorial services to the Premises to be recouped from Tenant in the Operating Payment defined herein.

                                  ARTICLE IX
                     MAINTENANCE, REPAIRS AND ALTERATIONS
                     ------------------------------------

SECTION 9.1. MAINTENANCE AND REPAIRS TO BE MADE BY LANDLORD.
             ----------------------------------------------

     Landlord, at its expense, will make, or cause to be made, roof repairs, structural repairs to exterior walls, structural repairs to columns and structural floor (excluding floor coverings) which collectively enclose the Premises and the Building systems (heating and cooling, plumbing, sprinkler and electrical) serving the Premises; provided, Tenant shall give Landlord written notice of the necessity for such repairs. Notwithstanding the foregoing, if the necessity for such repairs shall have arisen from or shall have been caused by the negligence or willful acts or omissions of Tenant, its agents, concessionaires, officers, employees, licensees, customers, invitees or contractors or by reason of Tenant's failure to perform any of its obligations under this Lease, then Landlord may make or cause the same to be made, but shall not be obligated to do so, and Tenant agrees to pay to Landlord promptly upon Landlord's demand, as Additional Rental, the cost of such repairs, if made, with interest thereon at the Default Rate until paid. In the event Landlord elects not to make such repairs caused by Tenant's negligent or willful acts or omissions or by reason of Tenant's failure to perform any of its obligations under this Lease, then Landlord may require Tenant to make such repairs at Tenant's sole cost and expense.

SECTION 9.2. MAINTENANCE AND REPAIRS TO BE MADE BY TENANT.
             --------------------------------------------

     Any and all maintenance and repairs to the Premises or any installations, equipment or facilities therein, other than janitorial services to be provided by Landlord in Section 8.4 or those repairs required to be made by Landlord pursuant to Section 9.1. or Section 13.1., shall be made by Tenant at its sole cost and expense. Without limiting the generality of the foregoing, Tenant will keep the interior of the Premises (other than janitorial services to be provided by Landlord in Section 8.4 or items to be repaired by Landlord pursuant to
Section 9.1.), in good order and repair and will make all replacements from time to time required thereto at its expense, and will surrender the Premises at the expiration of the Term or at such other time as it may vacate the Premises in as good condition as when received or as they may be put during the Term, excepting depreciation caused by ordinary wear and tear, damage by Casualty (other than such damage by Casualty which is caused by the negligent or willful acts or omissions of Tenant, its agents, concessionaires, officers, employees, contractors, licensees or invitees, and which is not wholly covered by Landlord's hazard insurance policy), unavoidable accident or act of God. Tenant will not overload the electrical wiring serving the Premises or within the Premises, and will install at its expense, subject to the provisions of Section 9.4., any additional electrical wiring which may be required in connection with Tenant's apparatus. Tenant shall be responsible for any damage or injury sustained by any person because of any defect in, condition of or modification of any mechanical, electrical, plumbing or any other equipment or installations, whose maintenance and repair shall be the responsibility of Tenant and shall be paid for by Tenant, and Tenant shall indemnify and hold Landlord harmless from and against all claims, actions, damages and liability in connection therewith including, but not limited to, attorney and other professional fees, and any other cost which Landlord might reasonably incur.

SECTION 9.3. DAMAGE TO PREMISES.
             ------------------

     Tenant will repair promptly at its expense any damage to the Premises and upon demand, shall reimburse Landlord, as Additional Rental, for the cost of the repair of any damage elsewhere in the Building or on the Land caused by or arising from the installation or removal of property in or from the Premises, regardless of fault or by whom such damage shall be caused (unless caused by Landlord, its agents, employees or contractors). If Tenant shall fail to commence such repairs within five (5) days after notice to do so from Landlord or thereafter fails to diligently complete same, then and in either such event, Landlord shall have the right, but shall not be obligated, to make or cause the same to be made and Tenant agrees to pay to Landlord promptly upon Landlord's demand, as Additional Rental, the cost thereof with interest thereon at the Default Rate until paid.

SECTION 9.4.  ALTERATIONS BY TENANT.
              ---------------------

     Tenant will not make any alterations, renovations, improvements or other installations in, on or to the Premises or any part thereof (including, without limitation, any alterations of the entryway or any cutting or drilling into any part of the Premises or any securing of any fixture, apparatus, or equipment of any kind to any part of the Premises) unless and until Tenant shall have caused plans and specifications therefor to have been prepared, at Tenant's expense, by an architect or other duly qualified person and shall have obtained Landlord's written approval thereof where the work to be performed exceeds Five Thousand and No/100 Dollars ($5,000.00). If such written approval is granted, Tenant shall cause the work described in such plans and specifications to be performed, at its expense, promptly, efficiently, competently and in good and workmanlike manner by duly qualified and licensed persons or entities, using first grade materials, without interference with or disruption to the operations of Tenant or any other occupants of the Building. All such work shall comply with all applicable governmental codes, rules, regulations and ordinances.

SECTION 9.5.  CHANGES AND ADDITIONS TO THE BUILDING.
              -------------------------------------

     Landlord reserves the right at anytime and from time to time (a) to make or permit changes or revisions in the Building or the Land including, but not limited to, additions to, subtractions from, rearrangements of, alterations of, modifications of or supplements to the building areas, walkways, parking areas, driveways or other Common Areas; (b) to construct other buildings or improvements in the Land and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same; and (c) to demolish part or parts of buildings or other improvements now or hereafter constructed on the Land. Landlord, where practicable, shall provide reasonable prior oral notice to Tenant at the Premises for the purpose of performing work to the Premises in connection with this Section.

SECTION 9.6.  EXTERIOR OF PREMISES.
              --------------------

     Landlord shall have the exclusive right (i) to use all or any part of the exterior of the Premises for any purpose; (ii) to erect in connection with the construction thereof temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied, and (iii) to install, maintain, use, repair and replace within the Premises pipes, ducts, conduits, wires and all other mechanical equipment serving other parts of the Building, the same to be in locations within the Premises as will not unreasonably deny Tenant's use thereof. Landlord may make any use it desires of the exterior walls of the Building, provided that such use shall not encroach on the interior of the Premises. Tenant agrees to give Landlord access to the Premises for the purposes of this Section 9.6. Landlord, where practicable, shall provide reasonable prior oral notice to Tenant at the Premises for the purpose of performing work to the Premises in connection with this Section.

                                   ARTICLE X
                                 COMMON AREAS
                                 ------------

SECTION 10.1.  USE OF COMMON AREAS.
               -------------------

     Landlord agrees that Tenant and its agents, employees and customers shall have a non-exclusive license to use the Common Areas (as may exist from time to time) in common with others during the Term, subject to the exclusive control and management thereof at all times by Landlord and subject, further, to the rights of Landlord set forth in this Article X and Sections 9.5, and 18.21.

SECTION 10.2.  MANAGEMENT AND OPERATION OF COMMON AREAS.
               ----------------------------------------

     Landlord will operate and maintain, or will cause to be operated and maintained, the Common Areas in a manner deemed by Landlord to be reasonable and appropriate and in the best interests of the Building. Landlord will have the right, and Tenant's use of the Common Areas is subject to Landlord's right, (i) to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas; (ii) to enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the parking areas and other Common Areas; (iii) to close all or any portion of said parking areas or other Common Areas to such extent as may, in the opinion of the Landlord, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; (iv) to close temporarily any or all portions of the Common Areas; (v) to discourage non-customer parking; (vi) to designate portions of the parking areas and/or other areas comprising the Common Areas as "reserved" or designated for "limited" use, thereby limiting usage thereof to only persons as may be authorized by Landlord; and (vii) to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, Landlord shall determine to be advisable.

SECTION 10.3.  OPERATING PAYMENT.
               -----------------

     Tenant shall pay Landlord, as Additional Rental, an Operating Payment in an amount equal to Tenant's Proportionate Share of the excess of (i) Operating Expenses for each calendar year, over the (ii) Base Year (as defined in Section 1.1.J.), which Operating Payment shall be paid by Tenant in monthly installments in such amounts as are estimated and billed by Landlord, each installment being
due in advance on the first day of each calendar month.   Within one hundred
twenty (120) days, or a reasonable time thereafter (in Landlord's determination), after the end of each calendar year Landlord shall deliver to Tenant a statement of Operating Expenses for such calendar year and the monthly installments paid or payable shall be adjusted between Landlord and Tenant, and each party hereby agrees that Tenant shall pay Landlord or Landlord shall credit Tenant's account (or, if such adjustment is at the end of the Term, reimburse Tenant), within thirty (30) days of receipt of such statement, the amount of any excess or deficiency in Operating Payment paid by Tenant to Landlord during such calendar year. Upon reasonable notice, Landlord shall make available for Tenant's inspection at Landlord's office, during normal business hours, Landlord's records relating to the Operating Expense for such preceding calendar year. Failure of Landlord to provide the statement called for hereunder within the time prescribed shall not relieve Tenant from its obligations hereunder.

                                  ARTICLE XI
                            INDEMNITY AND INSURANCE
                            -----------------------

SECTION 11.1(a)  INDEMNITY BY TENANT.
                 -------------------

     To the fullest extent permitted by law, Tenant shall indemnify, hold harmless and defend Landlord from and against any and all claims, actions, damages, liability and expense including, but not limited to, attorneys' and other professional fees in connection with any death of or bodily or personal injury to any person or persons or any damage to or loss or destruction of any property arising or resulting from, out of or in connection with the occupancy or use by Tenant of the Premises, or any part thereof, or any other part of the Building, or occasioned wholly or in part by any act or omission of Tenant, its officers, agents, servants, employees or invitees.

SECTION 11.1(b)  INDEMNITY BY LANDLORD.
                 ---------------------

     To the fullest extent permitted by law, Landlord shall indemnify, hold harmless and defend Tenant from and against any and all claims, actions, damages, liability and expense including, but not limited to, attorneys' and other professional fees in connection with any death of or bodily or personal injury to any person or persons or any damage to or loss or destruction of any property arising or resulting from, out of or in connection with the Premises, or any part thereof, or any other part of the Building, or occasioned wholly or in part by any act or omission of Landlord, its officers, agents, servants, employees or invitees.

SECTION 11.2.    RELEASE OF LANDLORD.
                 -------------------

     Landlord shall not be responsible or liable to Tenant for any injury to or death of Tenant or any other person or any damage to or loss or destruction of any property of Tenant or any other person caused by or resulting from any cause whatsoever including, without limitation, from the bursting, breakage or leakage of any pipes or conduit, or from steam, snow or ice, or from running, backing up, flooding, leakage, seepage, or overflow of water or sewage in any part of the Premises or the Building, or for any injury or damage caused by or resulting from acts of God or the elements, or for any injury or damage caused by or resulting from any defect or negligence in the design, construction, occupancy, operation or use of any part of the Premises or the Building or of any machinery, apparatus or equipment now or hereafter situated thereon or therein. Tenant shall store its property in, and shall use and occupy, the Premises at its own risk, and, to the fullest extent permitted by law, Tenant hereby releases Landlord and its property management agent, and its or their respective officers, directors, partners, members, agents, servants and employees, from any and all liability or claims of liability of any and every kind whatsoever arising or resulting from or in connection with any loss of life, personal or bodily injury or property damage, no matter when or to whom same occurs, even if caused in whole or in part by the negligent acts or omissions of a party released hereunder, without being limited by any other provision of this Lease.

SECTION 11.3.  TENANT'S INSURANCE.
               ------------------

     At all times after the execution of this Lease, Tenant will carry and maintain, at its expense, a non-deductible:

          (a) Commercial General Liability insurance including, but not limited to, insurance against assumed or contractual liability under this Lease with respect to the premises/operations, personal and advertising injury, products/completed operations, broad form property damage, and contractual liability with combined single limits of liability of not less than $1,000,000 for bodily injury and property damage per occurrence;

          (b) all-risks property and casualty insurance, written at replacement cost value and with replacement cost endorsement, covering all personal property in the Premises which is owned by or in the care, custody or control of Tenant (including, without limitation, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease), and all leasehold improvements installed in the Premises by Tenant; and

          (c) if and to the extent required by law, Workers' Compensation insurance or similar insurance in form and amounts required by law.

SECTION 11.4.  TENANT'S CONTRACTOR'S INSURANCE.
               -------------------------------

     Tenant shall require any and all contractors performing work on or in the Premises to carry and maintain, at no expense to Landlord, a non-deductible:

               (a) comprehensive general liability insurance including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000) with respect to bodily or personal injury or death, and Five Hundred Thousand Dollars ($500,000) with respect to property damage; and

               (b) Workers' Compensation insurance or similar insurance in form and amounts required by law.

SECTION 11.5.  POLICY REQUIREMENTS.
               -------------------

     The company or companies writing any insurance which Tenant is required to carry and maintain, or cause to be carried or maintained pursuant to Sections
11.3. and 11.4., as well as the form of such insurance, shall, at all times, be subject to Landlord's approval, and any such company or companies shall be licensed to do business in the State in which the Premises are located. Public liability and all-risks property and casualty insurance policies evidencing such insurance shall name Landlord or its designee as additional insured, shall be primary to any other coverage which may be in effect, and shall also contain a provision by which the insurer agrees that it shall give Landlord or its designee thirty (30) days written notice prior to any cancellation, non-renewal or change in scope or amount of coverage of such insurance. Each such policy, or a certificate thereof, together with a duplicate copy of such policy, shall be deposited with Landlord by Tenant promptly upon commencement of Tenant's obligation to procure the same. If Tenant shall fail to perform any of its obligations under Sections 11.3., 11.4. or 11.5., Landlord may perform the same and the cost of same shall be deemed Additional Rental, and shall be payable upon Landlord's demand.

SECTION 11.6.  INCREASE IN INSURANCE PREMIUMS.
               ------------------------------

     Tenant will not do, suffer or permit to be done, or keep, suffer or permit to be kept, anything in, upon or about the Premises which will violate Landlord's policies of hazard or liability insurance, or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done, or suffered by Tenant to be kept in, upon or about the Premises shall cause the rate of fire or other insurance on the Premises, or on the property of Landlord, or of others within the Building, to be increased beyond the minimum rate from time to time applicable to the Premises, or to any such property for the use or uses made thereof, Tenant will pay, as Additional Rental, the amount of any such increase upon Landlord's demand.

SECTION 11.7.  WAIVER OF RIGHT OF SUBROGATION.
               -------------------------------

     Insofar as, and to the extent that, the following provisions may be made effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the state where the Building is located (even though an extra premium may result therefrom), Landlord and Tenant hereby grant to each other on behalf of any insurer providing any and all casualty insurance, liability insurance and other insurance to either of them covering the Premises, its contents, Tenant's other property or the other improvements in the Building, a waiver of any right of subrogation which any such insurer may acquire against the other by virtue of payment of any loss under such insurance.

                                  ARTICLE XII
                            DAMAGE AND DESTRUCTION
                            ----------------------

SECTION 12.1.  LANDLORD'S OBLIGATION TO REPAIR AND RECONSTRUCT.
               -----------------------------------------------

     If the Premises shall be damaged by fire, the elements, accident, or other casualty (any of such causes being referred to herein as a "Casualty"), but the Premises shall not be thereby rendered wholly or partially untenantable, Landlord shall, subject to the provisions of Section 12.2., promptly cause such damage to be repaired, and there shall be no abatement of Rental. If, as the result of Casualty, the Premises shall be rendered wholly or partially untenantable then, subject to the provisions of Section 12.2., Landlord shall cause such damage to be repaired and provided such damage is not caused by the negligence of Tenant, its agents, concessionaires, officers, employees, contractors, licensees or invitees, all rental (other any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder), shall be abated proportionately as to the portion of the Premises rendered untenantable during the period of such untenantability. All such repairs shall be made at the expense of Landlord, subject to Tenant's responsibilities set forth in this Lease.

Landlord shall not be liable for interruption to Tenant's business, or for damage to, or replacement, or repair of Tenant's personal property (including, without limitation, inventory, trade fixtures, floor coverings, furniture, equipment, and other property removable by Tenant under the provisions of this Lease) or replacement of any leasehold improvements made by Tenant, all of which damage, replacement, or repair shall be undertaken and completed by Tenant promptly. Notwithstanding anything to the contrary provided in this Lease, any obligation of Landlord hereunder to restore the Premises, or any other part of the Building, shall be limited to such reconstruction as can be financed by such insurance proceeds as shall actually be received by Landlord, free and clear from collection by any Mortgagees and after deducting the cost and expense, including attorneys' fees, if any, of settling with the insurer.

SECTION 12.2.  LANDLORD'S OPTION TO TERMINATE LEASE.
               ------------------------------------

     If the Premises are (a) rendered wholly untenantable, or (b) damaged as a result of any cause which is not covered by Landlord's insurance, or (c) damaged or destroyed in whole or in part during the last three (3) years of the Term, or if the Building is damaged to the extent of fifty (50%) percent or more of Rentable Area of the Building, as a result of any such casualty, then and, in any of such events, Landlord may elect to terminate this Lease by giving to Tenant notice of such election within one hundred twenty (120) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

SECTION 12.3.  INSURANCE PROCEEDS.
               ------------------

     If Landlord does not elect to terminate this Lease pursuant to Section 12.2., Landlord shall, subject to the prior rights of any Mortgagee, disburse and apply insurance proceeds received by Landlord as is necessary for the restoration and rebuilding of the Building in accordance with Section 12.1. hereof. All insurance proceeds payable with respect to the Premises (excluding proceeds payable to Tenant pursuant to Section 11.3.) shall belong to and shall be payable to Landlord, and Tenant shall, in no event, have any right to, or make any claim against, such proceeds.

                                 ARTICLE XIII
                                 CONDEMNATION
                                 ------------

SECTION 13.1.  EFFECT OF TAKING.
               ----------------

     If the whole or any part of the Premises shall be taken under the power of eminent domain, this Lease shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition, and all rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be reduced in the same proportion as the portion of the Rentable Area of the Premises so taken bears to the original Rentable Area of the Premises. Notwithstanding anything to the contrary provided in this Lease, any obligation of Landlord hereunder to restore the Premises or any other part of the Building shall be limited to such reconstruction as can be financed by such condemnation award as shall actually be received by Landlord free and clear from collection by any Mortgagees and after deducting the cost and expense including attorney's fees, if any, of settling with the condemning authority. If the aforementioned taking renders the remainder of the Premises unsuitable for the Permitted Use, either party may terminate this Lease as of the date when Tenant is required to yield possession by giving notice to that effect within thirty (30) days after such date. If twenty (20%) percent or more of the Land is taken as aforesaid, or if parking spaces in the Building are so taken thereby substantially reducing the number of parking spaces in the Land, and Landlord does not deem it reasonably feasible to replace such parking spaces with other parking spaces on the portion of the Land not taken, then Landlord may elect to terminate this Lease as of the date on which possession thereof is required to be yielded to the condemning authority, by giving notice of such election within ninety (90) days after such date. If any notice of termination is given pursuant to this Section, this Lease, and the rights and obligations of the parties hereunder, shall cease as of the date of such notice, and rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

SECTION 13.2.  CONDEMNATION AWARDS.
               -------------------

     All compensation awarded for any taking of the Premises, or the Land, or any interest in either, shall belong to and be the property of Landlord, Tenant hereby assigning to Landlord all rights with respect thereto; provided, however, nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for moving expenses, or the expense of removal of Tenant's trade fixtures, if and only if, such action shall not reduce the amount of the award, or other compensation, otherwise recoverable from the condemning authority by Landlord, or the owner of the fee simple estate in the Land.

                                  ARTICLE XIV
                          ASSIGNMENTS AND SUBLETTING
                          --------------------------

SECTION 14.1.  LANDLORD'S CONSENT REQUIRED.
               ---------------------------

     Tenant shall not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions, nor lease departments therein, nor pledge or secure by mortgage or other instruments this Lease, without first obtaining the written consent of Landlord, which consent may be withheld in Landlord's sole and absolute determination including, without limitation, the right to arbitrarily withhold such consent. The foregoing prohibition includes, without limitation, (i) any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer, or other change of Tenant's corporate or proprietary structure; (ii) an assignment or subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or other proceedings; (iii) the sale, assignment or transfer of all, or substantially all, of the assets of Tenant, with or without specific assignment of Lease, or (iv) the change in control in a partnership, corporation, limited liability company or other business entity (provided, however, that nothing herein shall be construed to restrict transfers of shares of stock in any publicly traded corporation that is listed on any National Stock Exchange). Consent by Landlord to any assignment or subletting shall not constitute a waiver of the requirement for such consent to any attempted subsequent assignment or subletting. Notwithstanding any assignment or subletting, Tenant shall be and remain fully liable hereunder and shall not be released from performing any of the terms or provisions of this Lease. Should Landlord permit any assignment or subletting by Tenant, and should the monies received as a result of such assignment or subletting (when compared to the monies still payable by Tenant to Landlord) be greater than would have been received hereunder had not Landlord permitted such assignment or subletting, then the excess shall be payable by Tenant to Landlord as additional rental, it being the parties' intention that Landlord, and not the Tenant, shall be the party to receive any profit from any assignment or subletting. Any such assignment or sublease shall be upon and subject to all the terms and provisions of this Lease, including but not limited to the provisions which limit the use of the premises or the Permitted Use specified in Section 1.1.G. hereof.

SECTION 14.2.  ACCEPTANCE OF RENT FROM TRANSFEREE.
               ----------------------------------

     The acceptance by Landlord of the payment of rental following any assignment, sublease or other transfer prohibited by this Article shall not be deemed to be a consent by Landlord to any such assignment or other transfer nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.

                                  ARTICLE XV
                                    DEFAULT
                                    -------

SECTION 15.1.  "EVENT OF DEFAULT" DEFINED.
               --------------------------

     Any one or more of the following as referred to herein shall be deemed an "Event of Default":

          (a) Failure of the Tenant to pay any Rental, or any other sum, provided for in this Lease as and when the same become due, if such amount shall remain unpaid for a period of ten (10) days after written notice of such delinquency from Landlord; provided, however, Landlord shall not be required to provide such notice more than two (2) times in any calendar year during the term of the Lease.

          (b) The removal, attempt to remove, or permitting to be removed, from said Premises, except in the usual course of business, the furniture, equipment, effects or other property of the Tenant, or any assignee, or sub-tenant of the Tenant.

          (c) The levy of an execution, or other legal process, upon the furniture, equipment, effects, or other property owned or leased by the Tenant, and brought on the Premises or upon the interest of the Tenant in this Lease.

          (d) The filing of a Petition in Bankruptcy, or a Petition for Arrangement or Reorganization by or against the Tenant.

          (e) The appointment of a receiver or trustee, or other court officer, for the assets of the Tenant or the execution of any assignment for the benefit of any creditors of the Tenant.

          (f) The vacation or abandonment by the Tenant of the Premises, or the use thereof for any purpose other than the permitted use for which the same are hereby let.

          (g) The assignment by Tenant of this Lease, or the reletting or subletting by the Tenant of the Premises, or any part thereof, without the written consent of the Landlord first had and obtained as required by
     Section 14.1.

          (h) The failure of the Tenant to execute and deliver to Landlord any Subordination Agreement as provided in Section 16.1. or any Estoppel Certificate as set forth in Section 18.1.

          (i) Failure of the Tenant to continuously conduct the permitted business in the Premises as required by this Lease.

          (j) The violation by the Tenant of any of the terms, conditions or covenants of this Lease (other than as set out in subparagraphs (a) through (i) above) and the continued failure of the Tenant to remedy such violation within ten (10) days after written notice thereof is given by the Landlord to the Tenant; provided, however, if such violation cannot be cured within such period then Tenant shall not be deemed in default hereunder if it commences to cure such violation within said period and thereafter diligently completes same within not more than twenty (20) days.

     Upon the occurrence of an Event of Default, Landlord shall have the right, at its option, then or at any time while such Event of Default shall continue, to elect either (1) to cure such Event of Default at its own expense and without prejudice to any other remedies which it might otherwise have, in which event any payments made or expenses incurred by Landlord in curing such default with interest thereon until paid at the Default Rate shall be and become Additional Rent to be paid by Tenant with the next installment of Rental falling due thereafter; or (2) to re-enter the Premises, without notice, and dispossess Tenant and anyone claiming under Tenant by summary proceedings or otherwise and remove their effects, and take complete possession of the Premises and either
(i) declare this Lease forfeited and the Term ended, or (ii) elect to continue this Lease in full force and effect, but with the right at any time thereafter to declare this Lease forfeited and the Term ended, or (3) to exercise any and all other rights and remedies as provided hereunder or at law or in equity. Should Landlord declare this Lease forfeited and the Term ended, the Landlord shall be entitled to recover from Tenant an amount equal to the aggregate of the following: (aa) all Rental and all other sums due and owing by Tenant to the date of termination, (bb) the costs (if any) paid or incurred by Landlord in order to cure any and all of the Tenant's defaults existing at or prior to the date of termination, (cc) the unamortized amount of any and all leasehold improvements to the Premises performed by Landlord pursuant to the terms of this Lease, (dd) an amount equal to the then value of the excess, if any, of the aggregate of all Rental and other charges reserved in this Lease for the balance of the Term over the then reasonable rental value of the Premises for the balance of the Term, and (ee) interest on all of the foregoing from the due date thereof until paid in full at the Default Rate.

     Should Landlord, following default as aforesaid, elect to continue this Lease, Tenant shall remain liable for payment of all Rental and other charges and costs imposed on Tenant herein, in the amounts, at the times and upon the conditions as herein provided, together with interest thereon until paid at the Default Rate; but, in the event Landlord relets the Premises, then from and after such reletting, Landlord shall credit against any such liability of the Tenant all, if any, amounts received by Landlord from any reletting after first reimbursing itself for all costs incurred in curing Tenant's defaults and in re-entering, preparing and refinishing the Premises for reletting, and reletting the Premises, together with interest thereon as provided herein. The Tenant shall be and remain liable for any rental deficiency remaining after crediting the amounts received by Landlord from such reletting as aforesaid, but Tenant shall not be entitled to receive any portions of any such amounts received by Landlord from such reletting.

     The Tenant agrees to pay Landlord, or on Landlord's behalf, a reasonable attorney's fee in the event Landlord employs an attorney to collect any Rental, or other sums due and payable by Tenant hereunder, or to enforce or attempt to enforce any of the terms and provisions hereof, or to protect the interest of Landlord in the event the Tenant is adjudged a bankrupt, or legal process is levied upon the goods, furniture, effects or personal property of the Tenant upon the said Premises, or upon the interest of the Tenant in this Lease or in said Premises, or in the event the Tenant violates any of the terms, conditions or covenants on the part of the Tenant herein contained. In order to further secure the prompt payments of said Rentals, and other sums due hereunder, as and when the same mature, and the faithful performance by the Tenant of all and singular the terms, conditions and covenants on the part of the Tenant herein contained, and all damages and costs that the Landlord may sustain by reason of the violation of said terms, conditions and covenants or any of them, the Tenant hereby expressly waives any and all rights to claim personal property as exempt from levy and sale under the laws of the State where the Building is located or of any other state in the United States.

SECTION 15.2.  ASSIGNMENT IN BANKRUPTCY.
               ------------------------

     In the event of an assignment by operation of law under the Federal
                                                                 -------
Bankruptcy Code, or any state bankruptcy or insolvency law, and Landlord elects
---------------
not to terminate this Lease under Section 15.1., the assignee shall provide Landlord with adequate assurance of future performance of all of the terms, conditions and covenants of the Lease, which shall include, but which shall not be limited to, assumption of all the terms, covenants and conditions of the Lease by the assignee, and the making by the assignee of the following express covenants to Landlord:

          (i) that assignee has sufficient capital to pay the Rental and other charges due under the Lease for the entire Term; and

          (ii) that assumption of the Lease by the assignee will not cause Landlord to be in violation or breach of any provision in any other lease, mortgage financing agreement or operating agreement or other agreement relating to the Building, and

          (iii) that such assignment and assumption by the assignee will not substantially disrupt or impair any existing tenant mix in the Building.


                                  ARTICLE XVI
                         SUBORDINATION AND ATTORNMENT
                         ----------------------------

SECTION 16.1.  SUBORDINATION.
               -------------

     Unless a Mortgagee (as hereinafter defined) shall otherwise elect as provided in Section 16.2., Tenant's rights under this Lease are and shall remain subject and subordinate to the operation and effect of:

     (a) any lease to Landlord of land only or of land and buildings whether pursuant to a ground Lease or similar Lease or a sale-leaseback transaction involving the Building, the Land or any part or parts thereof, or

     (b) any mortgage, deed of trust, or other security instrument, constituting a mortgage lien upon the Premises, Common Areas, or any other part or parts of the Building and/or Land or any interest or interests therein, whether the same shall be in existence at the date hereof, or created hereafter, any such lease, mortgage, deed of trust or other security instrument being referred to herein as a "Mortgage" and the party or parties having the benefit of the same, whether as lessor, mortgagee, trustee or noteholder, being referred to herein as a "Mortgagee". Tenant's acknowledgment and agreement of subordination provided for in this Section is self-operative and no further instrument of subordination shall be required; however, Tenant shall execute such further assurances thereof as shall be requisite, or as may be requested from time to time by Landlord, or a Mortgagee. Tenant agrees it shall not pay any Rental more than thirty (30) days in advance without the prior written consent of both Landlord and each Mortgagee. Additionally, any request for subordination of this Lease by Tenant will contain language that Mortgagee will not terminate the Lease or disturb Tenant's quiet enjoyment so long as no event of default exists.

SECTION 16.2.  MORTGAGEE'S UNILATERAL SUBORDINATION.
               ------------------------------------

     If a Mortgagee shall so elect, before or after foreclosure or deed in lieu of foreclosure, by notice to Tenant or by the recording of a unilateral declaration of subordination, this Lease and Tenant's rights hereunder shall be superior and prior in right to the Mortgage of which such Mortgagee has the benefit, with the same force and effect as if this Lease had been executed, delivered and recorded prior to the execution, delivery and recording of such Mortgage subject, nevertheless, to such conditions as may be set forth in any such notice or declaration.

SECTION 16.3.  ATTORNMENT.
               ----------

     If any person shall succeed to all or part of Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, and if so requested or required by such successor-in-interest, the Tenant shall attorn to such successor in interest and shall execute such agreement in confirmation of such attornment as such successor-in-interest shall reasonably request and shall recognize such successor-in-interest as Landlord under this Lease, provided that the Tenant shall be entitled to continued possession of the Premises so long as Tenant complies with all terms and provisions of this Lease.


                                 ARTICLE XVII
                                    NOTICES
                                    -------

SECTION 17.1  SENDING OF NOTICES.
              ------------------

     Any notice, request, demand, approval or consent given or required to be given under this Lease shall be in writing and shall be deemed to have been given as follows:

          (i) If intended for Landlord, on the third (3rd) business day following the day on which the same shall have been mailed by a national overnight courier or by United States registered or certified mail, return receipt requested, with all postage charges prepaid, addressed to Landlord, c/o:



                    ARONOV REALTY MANAGEMENT, INC.
                    P. O. Box 235000
                    MONTGOMERY, ALABAMA 36123-5000
                    ATTENTION:  LEGAL DEPARTMENT

          (ii) If intended for Tenant, on the third (3rd) business day following the day on which the same shall have been mailed by a national overnight courier or by United States registered or certified mail, return receipt requested, with all postal charges prepaid, addressed to Tenant at the Tenant Notice Address.

     Either party may, at anytime, change its Notice Address and for the above purposes by sending a notice to the other party stating the change and setting forth the new address.

SECTION 17.2.  NOTICE TO MORTGAGEES.
               --------------------

     If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, no notice, request, or demand thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee in the manner prescribed in Section 17.1. and to such address as such Mortgagee shall designate.

                                 ARTICLE XVIII
                                 MISCELLANEOUS
                                 -------------

SECTION 18.1.  ESTOPPEL CERTIFICATES.
               ---------------------

     At any time and from time to time within ten (10) days after Landlord or any Mortgagee shall request the same, Tenant will execute, acknowledge and deliver to Landlord and to such Mortgagee or other party as may be designated by Landlord, a certificate in the acceptable form with respect to the matters required by such party and such other matters relating to this Lease, the status of this Lease or the status of performance of obligations of the parties hereunder, as may be reasonably requested by Landlord. In the event that Tenant fails to provide such certificate within ten (10) days after request therefor by Landlord, Tenant shall be deemed to have approved the contents of any such certificate submitted to Tenant by Landlord and Landlord is hereby authorized to so certify, and Tenant shall be deemed in default under this Lease Agreement.

SECTION 18.2.  INSPECTIONS AND ACCESS BY LANDLORD.
               ----------------------------------

     Tenant will permit Landlord, its agents, employees and contractors to enter all parts of the Premises both during and after Tenant's business hours to inspect the same and to enforce or carry out any provision of this Lease including, without limitation, any access necessary for the making of any repairs which are Landlord's obligation hereunder; provided that, in an emergency situation, such access shall be at anytime upon Landlord's oral request.

SECTION 18.3.  MEMORANDUM OF LEASE.
               -------------------

     The parties hereby agree that, upon the request of either party, each will execute, acknowledge and deliver a short form or memorandum of this Lease in recordable form. Recording, filing and like charges and any stamp, charge for recording, transfer or other tax shall be paid by the party desiring to record such short form or memorandum of this Lease. In the event of expiration or termination of this Lease, within thirty (30) days after written request from Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord an agreement removing such short form or memorandum of Lease from record. If Tenant fails to execute such agreement within said thirty (30) day period, or fails to notify Landlord within said thirty (30) day period of its reasons for refusing to execute such agreement, Landlord is hereby authorized to execute and record such agreement removing the short form or memorandum of Lease from record. This provision shall survive any expiration or termination of this Lease.

SECTION 18.4.  REMEDIES CUMULATIVE.
               -------------------

     No reference to any specific right or remedy shall preclude Landlord from exercising any other right, or from having any other remedy, or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by Landlord of any breach by Tenant under this Lease or of any breach by any other tenant under any other lease of any portion of the Building shall affect or alter this Lease in anyway whatsoever.

SECTION 18.5.  SUCCESSORS AND ASSIGNS.
               ----------------------

     This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its or their heirs, personal representatives, successors and assigns and shall be binding upon Tenant, its or their heirs, personal representatives, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment of this Lease by Tenant has been consented to in writing by Landlord as required hereby. Upon any sale or other transfer by Landlord of its interest in the Premises, Landlord shall be relieved of any obligations under this Lease occurring thereafter.

SECTION 18.6.  COMPLIANCE WITH LAWS AND REGULATIONS.
               ------------------------------------

     Tenant, at its sole cost and expense, shall comply with and shall cause the Premises to comply with (a) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations and ordinances affecting the Premises or any part thereof, or the use thereof including, but not limited to, those which require the making of any unforeseen or extraordinary changes, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, and (b) all directives, rules, orders and regulations of the fire marshal, health officer, building inspector, or other appropriate officers of governmental agencies having jurisdiction over the Premises, and the National Board of Fire Underwriters, the National Fire Protection Association, the National Electrical Code, the American Society of
                            ------------------------
Heating and Air Conditioning Engineers, all carriers of insurance on the Premises, any board of underwriters, rating bureau and similar bodies, the Landlord's fire insurance rating organization and any and all other bodies exercising similar functions in connection with the prevention of fire, or the correction of hazardous conditions which apply to the Premises, or to the Tenant's use and occupancy thereof.

SECTION 18.7.  CAPTIONS AND HEADINGS.
               ---------------------

     The Article and Section captions and headings are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this Lease.

SECTION 18.8.  JOINT AND SEVERAL LIABILITY.
               ---------------------------

     If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several, and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

SECTION 18.9.   BROKER'S COMMISSION.
                -------------------

     Except as set forth herein, each of the parties represent and warrant that there are no claims for brokerage commissions or finders' fees in connection with the execution of this Lease, and agree to indemnify the other against, and hold it harmless from, all liability arising from any such claim including, without limitation, the cost of counsel fees in connection therewith. It is understood that Aronov Realty Management, Inc. has represented only the Landlord in connection with the execution of this Lease, and Landlord shall be solely responsible for paying any and all fees and expenses due Aronov Realty Management, Inc. on account thereof.

SECTION 18.10.  NO DISCRIMINATION.
                -----------------

     It is intended that the Building shall be developed so that all prospective tenants thereof, and all customers, employees, licensees and invitees of all tenants shall have the opportunity to obtain all the services, accommodations, advantages, facilities and privileges of the Building without discrimination because of race, creed, color, sex, age, national origin or ancestry. To that end, Tenant shall not discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, creed, color, sex, age, national origin or ancestry of such person or group of persons.

Section 18.11.  NO JOINT VENTURE.
                ----------------

     Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed. The relationship between the parties is solely that of Landlord and Tenant.

SECTION 18.12.  NO OPTION.
                ---------

     The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease shall become effective only upon execution and delivery thereof by both parties. Landlord reserves the right to withdraw or modify this Lease at any time prior to the full execution and delivery thereof by both Landlord and Tenant.

SECTION 18.13.  NO MODIFICATION.
                ---------------

     This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties, or their affiliates, shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed by the party against whom the modification is enforceable.

SECTION 18.14.  SEVERABILITY.
                ------------

     If any term or provision, or any portion of any term or provision of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease and the remaining portions of such term or provision, and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 18.15.  THIRD PARTY BENEFICIARY.
                -----------------------

     Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary, except rights contained herein for the benefit of a Mortgagee.

SECTION 18.16.  CORPORATE TENANTS.
                -----------------

     In the event Tenant is a corporation, partnership, limited liability company or other entity, the person or persons executing this Lease on behalf of the Tenant hereby covenant and warrant that: Tenant is a duly constituted corporation, partnership, limited liability company or other entity (as the case may be ) and is qualified to do business in the State in which the Building is located; all of Tenant's franchise and corporate or other taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors or other governing body of Tenant of such corporation to execute and deliver this Lease on behalf of the Tenant. Notwithstanding the preceding sentence, Landlord acknowledges Tenant is not qualified to do business in Alabama; however, Tenant's affiliate, Call Points, Inc., which will be operating from the Premises is qualified.

SECTION 18.17.  APPLICABLE LAW.
                --------------

     This Lease, and the rights and obligations of the parties hereunder, shall be construed in accordance with the laws of the State in which the Building is located.

SECTION 18.18.  PERFORMANCE OF LANDLORD'S OBLIGATIONS BY MORTGAGEE.
                --------------------------------------------------

     Tenant shall accept performance of any of Landlord's obligations hereunder by any Mortgagee.

SECTION 18.19.  WAIVER OF JURY TRIAL.
                --------------------

     To the fullest extent permitted by law, the parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises or any claim of injury or damage.

SECTION 18.20.  LIMITATION OF LIABILITY.
                -----------------------

     Anything contained in this Lease to the contrary notwithstanding, to the fullest extent permitted by law, Tenant agrees that it shall look solely to the estate and property of the Landlord in the lands and buildings comprising the Land and the Building of which the Premises form a part for the collection of any judgment, award, decree or other judicial process requiring the payment of money by Landlord arising from or as the result of (a) any default or breach by Landlord of any of its obligations or agreements under this Lease, or (b) any acts or omissions by Landlord or its property management or leasing agent, or its or their officers, directors, partners, members, agents, servants or employees, in connection with or in any way relating to this lease or the operation, management, leasing, construction, maintenance or repair of the Premises or the Building; subject, however, in any and all such instances to the rights of the holder of any existing or future Mortgage covering all or any part of parts of the Building or any interest or interests therein which exists at the time Tenant's right matures to the level of constituting a lien. To the fullest extent permitted by law, the Tenant agrees that no other assets of the Landlord, and no assets of the Landlords's property management or leasing agent or of Landlord's or such agent's respective officers, directors, shareholders, partners, members, agents, servants or employees, shall be subject to levy, execution or other procedures for the satisfaction of any such judgment, award, decree or claim. Nothing herein contained shall be construed as granting or consenting to any equitable or other lien in or to the Landlord/s interest hereunder or in or to the Land or the Building, and any lien of the Tenant or rights of the Tenant with respect thereto shall arise only upon execution by Tenant of a judgment obtained by it against Landlord and shall be subject and subordinate to the rights of the holder of any existing or future Mortgage covering all or any part of the Building, or the Land, or any interest or interests therein.

SECTION 18.21.  FUTURE BUILDINGS.
                ----------------

     Tenant consents and agrees that (i) the Tenants or occupants of any and all future buildings at any time or times erected on or adjacent to the Land, and the customers and invitees thereof, may use the access drives to and from the Land and going between their areas and the Land, and (ii) all other persons authorized by Landlord, whether by public dedication or otherwise, may use all the access drives and approaches to and through the Land and to and from any adjoining right-of-way or land.

SECTION 18.22.  LANDLORD'S APPROVAL.
                -------------------

     Tenant hereby covenants and agrees to pay to Landlord Three Hundred and No/100 ($300.00) Dollars as partial reimbursement of Landlord's expense relative to the review, approval or execution of any document requested by Tenant pertaining to this Lease subsequent to the execution thereof. Payment of said sum shall be made simultaneously with the request for review, approval or execution of the requested document.

SECTION 18.23.  ATTORNEYS' FEES.
                ---------------

     In the event that if, at anytime during the Term of this Lease or thereafter, either Landlord or Tenant should institute any action or proceeding against the other relating to the provisions of this Lease or any default hereunder then, in that event, the unsuccessful party in such action, or proceeding, agrees to reimburse the successful party for the reasonable expense of attorneys' fees and disbursements incurred therein by the successful party. This Section shall survive the expiration or termination of this Lease.

SECTION 18.24.  SINGULAR AND PLURAL.
                -------------------

     As used in this Lease, pronouns which indicate the singular number shall be deemed to include the plural pronouns which indicate the plural number shall be deemed to include the singular, and pronouns which indicate any gender shall be deemed to include all genders, where the context would so require or permit.

SECTION 18.25.  AMERICANS WITH DISABILITIES ACT OF 1990.
                ---------------------------------------

     1. Tenant shall, at its own cost and expense, make or cause to be made all such non-structural alterations to the Premises as shall be required for compliance with the Americans with Disabilities Act of
                                           ----------------------------------
          1990, as now or hereafter amended, and the rules and regulations from
          ----
          time to time promulgated thereunder.

     2. All plans and specifications submitted to Landlord for alterations to the Premises shall be in compliance with all applicable laws and governmental and quasi-governmental rules and regulations including, without limitation, the Americans with Disabilities Act of 1990, as
                                  ---------------------------------------
          now or hereafter amended.

     3. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, actions, damages, fines, judgments, penalties, costs (including attorneys' fees and consultants' fees), liabilities and losses resulting from Tenant's failure to make non-structural alterations to the Premises or other accommodations required to be made, as a result of Tenant's use of the Premises, by the Americans with Disabilities Act of 1990, as now or
                           ---------------------------------------
          hereafter amended, and the rules and regulations from time to time promulgated thereunder.

     4. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all claims, demands, actions, damages, fines, judgments, penalties, costs (including attorneys' fees and consultants' fees), liabilities and losses as a result of Landlord's failure to comply with the Americans with Disabilities Act of 1990, as
                                     ---------------------------------------
          now or hereafter amended, and the rules and regulations promulgated thereunder.

     The provisions of this Section 18.25. shall survive the expiration or other termination of this Lease.

SECTION 18.26.  FORCE MAJEURE.
                -------------

     Landlord and Tenant shall each be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease (except for the payment of Rental) when prevented from so doing by any fire, windstorm or other casualty, labor disputes, civil commotion, governmental regulations or controls, inability to obtain any material or services, (provided such material or services are timely ordered), acts of God, or any other causes beyond the reasonable control of the Landlord or the Tenant.

SECTION 18.27.  DISCLOSURE OF RELATED PARTY INTERESTS BY REAL ESTATE LICENSEE
                -------------------------------------------------------------

     All of the parties to this Lease Agreement understand, acknowledge and agree that one or more real estate brokers, sales persons or companies who are licensed under the Alabama Real Estate License Law (the "Licensees"), and/or one or more members of his, her or their immediate family or other individuals, organizations or business entities in which one or more of said Licensees may have a personal interest (said Licensees, immediate family members and other such individuals, organizations or business entities are hereinafter referred to collectively as the "Related Parties", whether one or more), may constitute or own a direct or indirect interest in the Landlord under this Lease Agreement. One or more of said Licensees or other Related Parties also owns a direct or indirect interest in, and/or serves as an officer, director, member, manager, partner, agent, servant or employee of Aronov Realty Management, Inc. or one or more other licensed real estate companies that may have represented Landlord in connection with this Lease Agreement. This disclosure is made solely for the purpose of disclosing the related party interest of a real estate Licensee or his or her other Related Parties in connection with this Lease Agreement. Nothing herein contained shall be construed to make any such Licensee or other Related Parties a party to this Lease Agreement, or to impose any direct or indirect obligations or liabilities on any such Licensee or other Related Parties in connection with this real estate transaction. All parties to this Agreement acknowledge and agree that they have received timely disclosure of said related party interests.

SECTION 18.28.  FIBER OPTIC CARRIER
                -------------------

     Landlord acknowledges Tenant proposes to use a company called Espire for its fiber optic service needs.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Agreement to be executed as of the date first hereinabove written.


                                    LANDLORD:
                                    Executive Park, TIC
  /s/ Unreadable                    By:  Aronov Realty Management,Inc.
----------------                         an Alabama corporation
WITNESS                                  As Agent


                                         By:  /s/ Jake S. Aronov
                                            --------------------
                                            Its:  President
                                                  --------------

                                    TENANT:
                                    VIALOG Corporation, a corporation
 /s/ Jennifer Critch                BY:   /s/ Glenn D. Bolduc
---------------------                     ---------------------
WITNESS                                   Its:  President
                                                ---------------



                     [ACKNOWLEDGEMENTS BEGIN ON NEXT PAGE]

STATE OF ALABAMA         )
                         :
COUNTY OF MONTGOMERY     )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Jake F. Aronov, whose name as President of Aronov Realty Management, Inc., an Alabama corporation, acting in the corporation's capacity as a Agent for Executive Park, TIC, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that being informed of the contents of said instrument, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as Agent of said Executive Park, TIC.

     Given under my hand and official seal of office this 14th day of October, 1998.


                                    /s/ Beverly J. Moody
                                    --------------------
                                    Notary Public
(SEAL)                              My Commission Expires:  9-17-00



STATE OF Massachusetts   )
                         :
COUNTY OF Middlesex      )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Glenn Bolduc, whose name as President of VIALOG Corporation, a corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that being informed of the contents of said instrument, he/she, as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal of office this 7th day of October, 1998.


                                    /s/ Margaret M. Lukas
                                    -----------------------
                                    Notary Public Margaret M. Lukas
(SEAL)                              My Commission Expires:  4/19/2002

                                  EXHIBIT "A"
                                  -----------



                         [MAP OF LOCATION OF FACILITY]




                    Building "D"        2388 Fairlane Drive

                    Building "E"        2368 Fairlane Drive

                    Building "F"        2863 Fairlane Drive

                                   EXHIBIT B
                                   ---------


               LEASE BETWEEN EXECUTIVE PARK, T.I.C. ("LANDLORD")
                       AND VIALOG CORPORATION ("TENANT")

     The Improvement Allowance set forth in Section 7.1, shall be paid by Landlord to Tenant upon completion of the Tenant Work, issuance of certificate of occupancy therefor by the City of Montgomery, Alabama and receipt by Landlord of appropriate lien waivers. Upon completion of the Tenant Work and submission of the aforementioned documentation to Landlord, Tenant shall notify the Landlord in writing and the Landlord shall provide to Tenant a check in the amount of the Improvement Allowance. The payment of this check by the Landlord to the Tenant shall occur within ten (10) days of the Tenant's notification to the Landlord that the Tenant's Work is completed. If the Landlord does not provide the payment of the check to the Tenant as of the Rent Commencement Date, then the Tenant may, at Tenant's option, offset the amount owing from the Landlord to the Tenant against the Base Rent payments owing to the Landlord under the terms of this Lease.

                                  EXHIBIT "C"
                                  -----------

                                 SIGN CRITERIA


     Landlord reserves the right to approve in its sole discretion all interior and exterior signage.

                                  EXHIBIT "D"
                                  -----------

                                   GUARANTY

     None.

                                  EXHIBIT "E"
                                  -----------

                             RULES AND REGULATIONS


     1. The entries, passage halls, stairways, and elevators and escalators shall not be obstructed or used for any purpose other than those of ingress and egress.

     2. No openings, sashes, sash-doors, windows or glass that admit or reflect light into the halls or any part of the building shall be covered or obstructed.

     3. The water closets, wash basins, sinks, etc., and other apparatus, shall not be used for any other purpose than those for which they were constructed; and no sweepings, rubbish or other substances shall be thrown therein, nor shall anything be thrown by the Tenant, its agents, or employees, out of the windows, doors or other openings.

     4. No nails, screws or other things shall be driven, screwed or otherwise placed in the walls, or any part of the building. Nor shall any change, defacement or alteration of any kind be made in any part of the building by the Tenant, its agents or employees. No objection shall be taken to bulletin boards and lightweight display items.

     5. No signs, advertisements or notice of any kind shall be painted, inscribed, or affixed on any part of the outside or inside of said building except by the Landlord and the same shall be in such place and of such color, style and size as is specified by Landlord.

     6. No Tenant shall do or permit anything to be done in said premises or bring or keep anything therein which will in any way increase the rate of fire insurance on said building or on property kept therein, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them or conflict with the laws relating to fires or with any insurance policy upon said building or any part thereof.

     7. No Tenant shall employ any person or persons, or permit any person or persons other than the janitor or janitors of the Tenant (who will be provided with pass keys into the office), to enter the leased premises for the purpose of cleaning or taking charge of said premises.

     8. Tenant, its clerks, or employees, shall maintain order in the building.

     9. No animals or birds, bicycle or other vehicle shall be allowed in the building.

     10. No additional locks shall be affixed to any door except by written consent of Landlord and on termination of lease all keys for locks including extra locks shall be delivered to Landlord. All glass, locks and trimmings in or upon the doors and windows respectively belonging to the building shall be kept whole, and when any part thereof shall be broken, the same shall be immediately replaced and repaired and put in order under the direction and to the satisfaction of the Landlord or its agents, at the expense of the Tenant, and shall be left whole and in good repair together with the same number and kind of keys as may be received by such Tenant on entering into possession of any part of the building during tenancy.

     11. Tenant shall not permit the preparation of food for consumption in the premises, nor the facilities for the preparation of food without written consent of Landlord. Tenant shall not use the premises for housing, lodging, sleeping, nor any immoral or illegal purpose.

     12. Two (2) keys to the entrance door to the space occupied by Tenant shall be furnished by Landlord. At the termination of this lease, Tenant shall return all keys.

     13. Night Watch. The Landlord, in its discretion may establish a night watch, and, if established, after 7:00 P.M. the building is in charge of the night watchman, and every person entering or leaving the building is subject to be questioned by him as to his business in the building, if unknown to the watchman.

     14. Tenant shall not operate, or permit to be operated, any mechanical machinery, steam engine, boiler, or stove without Landlord's written consent; Tenant will not allow the use of oil, burning fluids, kerosene, gasoline or other fuels to be used on the demised premises.

     15. Tenants are not to injure, overload or deface the building, nor the walls of their premises, not to carry on or upon the premises any noisome, noxious or otherwise offensive business. Tenant shall not place equipment in the Premises which will use more electricity than reasonably contemplated by the parties. In the event Tenant desires to put additional electrical equipment in the Premises, it must obtain Landlord's consent, in writing, which consent shall not be withheld so long as it does not either overload the electrical capacity of the Leased Premises and the Premises, or increase the electrical bill being paid by Landlord as part of operating expense. Tenant shall not place signs, advertisements or other displays in its windows.

     16. Safes, furniture, fixtures, and supplies shall be brought into the building only at reasonable times and in such manner as the Landlord or its agents shall designate, and shall be removed from the building only at reasonable times as the Landlord or its agents shall designate. The Landlord retains the right to prescribe the weight and positions of all safes, and prohibits safes of over a certain weight to be determined by Landlord or its agents to be placed in said building. All safes in position shall stand upon planks or other material of such character and thickness as the Landlord may direct. Iron safes after delivery to entry of building are to be handled only by the Landlord. A reasonable charge of 1,000 pounds or fractional part thereof for placing safes will be made by the Landlord and paid by the Tenant. A like charge will be made for re-delivery to entry of buildings, or for removal to any portion of the building. The Tenant is to be responsible for all damage to the premises, caused by moving in or out of the premises by the Tenant of furniture, boxes or bulky articles.

     17. The use of anything except electricity for lighting said premises is prohibited.

     18. No installation of electric apparatus, telephone or other apparatus will be permitted except by the written consent of the Landlord, and under the direction of the Landlord or its agents.

     19. Without the written consent of the Landlord, the Tenant shall not install or use in said premises electric light bulbs of greater lighting capacity than such as are specified by Landlord, and without written consent of Landlord. The Tenant shall not connect any electric or other device operated by or consuming electricity to the wiring of said building.

     20. The Landlord reserves the right to make and enforce such other reasonable rules and regulations as in its judgement may be deemed necessary or advisable from time to time to promote the safety, care and cleanliness of the premises and for the preservation of good order therein.

     21. The Landlord reserves the right to alter, amend or modify these rules and regulations and also to promulgate new and additional rules and regulations at any time and in such event altered, modified, amended or new rules and regulations shall become a part thereof and shall have the same force and effect and be binding upon the Tenant to the same extent as if incorporated herein at the time of execution of this lease.